 EXHIBIT 10.12

                                       SUMMARY
            PURCHASE AND SALE AGREEMENT BETWEEN THE COMPANY AS BUYER AND
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND
                     ONE FEDERAL STREET JOINT VENTURE AS SELLERS

The Purchase and Sale Agreement dated May 29, 1997, between the Company as buyer and The Prudential Insurance Company of America and One Federal Street Joint Venture as sellers (the "One Federal Street Agreement") is substantially identical to the Purchase and Sale Agreement dated May 29, 1997, between the Company and The Prudential Insurance Company of America covering Texas properties, which was filed with the Company's Form 10Q for the second quarter of 1997 (the "Filed Agreement"). Material differences between the One Federal Street Agreement and the Filed Agreement are set forth below.


     Description of the properties to be sold under the One Federal Street
    Agreement: see the attached Exhibit A

     Purchase price for those properties: $13,200,000

     Allocation of purchase price among those properties: see the attached Exhibit B

Required deposit: $67,278

                                      EXHIBIT A
                         ONE FEDERAL STREET PROPERTY PACKAGE


Parcels described in A-23 through A-26, are owned by ONE FEDERAL STREET JOINT VENTURE, a Massachusetts general partnership for an undivided 50%, and The Prudential Insurance Company of America, for an undivided 50%.

PRUDENTIAL
PROPERTY #         PROPERTY NAME            LOCATION                   EXHIBIT
--------------     ---------------------    ----------------           -------

FED1 00003000      1720 Lewis               Jacksonville, FL         A-23
FED1 00004000      2000 Lewis               Jacksonville, FL         A-24
FED1 00005000      2155 North Ellis Road    Jacksonville, FL         A-25
FED1 00007000      2001 North Ellis Road    Jacksonville, FL         A-26

                                     EXHIBIT A-23
                                      1720 LEWIS
                                   JACKSONVILLE, FL

[TITLE IS IN THE-NAME OF ONE FEDERAL STREET JOINT VENTURE, A MASSACHUSETTS GENERAL PARTNERSHIP FOR AN UNDIVIDED 50%; THE PRUDENTIAL INSURANCE COMPANY OF AMERICA FOR AN UNDIVIDED 50%]

A part of Section 7, Township 2 South, Range 26 East, Duval County, Florida, being more particularly described as follows:

COMMENCING at the intersection of the Easterly right of way lien of Ellis Road (a 70 foot right of way) with the Southerly right of way line of 12th Street (a 60 foot right of way); thence North 89 15'10" East along said Southerly right of way line of 12th Street, a distance of 961.01 feet; thence South 00 35'55" West along the Easterly line of those certain lands described in Official Records Volume 5570, Page 1033 of the Current Public Records of said County, a distance of 1275.00 feet to the Southeast corner thereof for a POINT OF BEGINNING; thence North 89 15'10" East, a distance of 541.56 feet to a point situate in the Westerly right of way line of Lewis Industrial Drive (a 60 foot right of way as now established) said right of way line being a curve concave Westerly and having a radius of 845.28 feet; thence Southerly around and along said curve and along said Westerly right of way line, an arc distance of 166.60 feet, said arc being subtended by a chord bearing and distance of South 17 39'59" West, 166.33 feet to the point of tangency of said curve, thence South 23 18'45" West, and continuing along said Westerly right of way line, a distance of 280.09 feet to the point of curvature of a curve to the left, concave Easterly and having a radius of 984.66 feet; thence Southerly around and along the arc of said curve and continuing along said Westerly right of way line, an arc distance of 50.16 feet, said arc being subtended by a chord bearing and distance of South 21 51'11" West, 50.16 feet; thence South 89 15'10" West, a distance of 816.36 feet; thence North 00 35'55" East, a distance of 460.00 feet to the Southwest corner of said lands described in Official Records Volume 5570, Page 1033; thence North 89 15'10" East, along the South line of said last mentioned lands, a distance of
450.00 feet to the Southeast corner thereof and the POINT OF BEGINNING.

Containing 9.609 acres.

                                     EXHIBIT A-24
                                      2000 LEWIS
                                   JACKSONVILLE, FL

[TITLE IS IN THE NAME OF ONE FEDERAL STREET JOINT VENTURE, A MASSACHUSETTS GENERAL PARTNERSHIP FOR AN UNDIVIDED 50%; THE PRUDENTIAL INSURANCE COMPANY OF AMERICA FOR AN UNDIVIDED 50%]

PARCEL 1:

A portion of Section 7, Township 2 South, Range 26 East, Duval County, Florida and being more particularly described as follows:

COMMENCE at the intersection of the Easterly right of way line of Ellis Road (a 70 foot right of way) with the Southerly right of way line of 12th Street (a 60 foot right of way); thence North 89 15'10" East, along said Southerly right of way line, a distance of 961.01 feet; thence South 00 35'55" West, a distance of
701.00 feet to the POINT OF BEGINNING; thence North 89 15'10" East, a distance of 538.02 feet to a point situate in the Westerly right of way line of Lewis Industrial Drive (a 60 foot right of way); thence South 02 25'19" East, along last said line, a distance of 15.17 feet to its intersection with the arc of a curve concave Easterly and having a radius of 45.00 feet; thence Southerly along and around the arc of said curve, an arc distance of 75.69 feet, said arc being subtended by a chord bearing and distance of South 02 25'19" East, 67.08 feet; thence South 02 25'19" East, and continuing along said Westerly right of way line of Lewis Industrial Drive, a distance of 280.24 feet to the Point of Curvature of a curve to the right; thence along and around the arc of said curve concave Westerly and having a radius of 845.28 feet and continuing along said Westerly right of way line, an arc distance of 69.57 feet, said arc being subtended by a chord bearing and distance of South 00 03'51" East, 69.55 feet; thence South 89 15'10" West, a distance of 557.93 feet; thence North 00 35'55" East, a distance of 432.00 feet to the POINT OF BEGINNING.

Containing 5.4297 acres, more or less.

Being the same lands recorded in Official Records Volume 6267, Page 1833.

PARCEL 2:

A part of Section 7, Township 2 South, Range 26 East, Duval County, Florida, being more particularly described as follows:

COMMENCING at the intersection of the Easterly right of way line of Ellis Road (a 70 foot right of way) with the Southerly right of way line of 12th Street (a 60 foot right of way); thence North 89 15'10" East along said Southerly right of way line of 12th Street, a distance of 961.01 feet, thence South 00 35'55" West along the Easterly line of those certain lands described in Official Records Volume 5570, Page 1033 of the Current Public Records of said County, a distance of 1133.00 feet for a POINT OF BEGINNING; thence North 89 15'10" East along the Southerly line of those certain lands described in Official Records Volume 6267, Page 1833 of said Current Public Records, a distance of 557.93 feet to a point situate in the Westerly right of way line of Lewis Industrial Drive (a 60 foot right of way as now established) said right of way line being a curve concave Westerly and having a radius of 845.28 feet; thence Southerly around and along said curve and along said Westerly right of way line, an arc distance of 143.49 feet, said arc being subtended by a chord bearing and distance of South 07 09'24" West, 143.32 feet; thence South 89 15'10" West, a distance of 541.56 feet to the Southeast corner of said lands described in Official Records Volume 5570, Page 1033; thence North 00 35'55" East, along said Easterly line of said last mentioned lands, a distance of 142.00 feet to the POINT OF BEGINNING.

Containing 1.7983 acres.

                                     EXHIBIT A-25
                                   2115 NORTH ELLIS
                                   JACKSONVILLE, FL

[TITLE IS IN THE NAME OF ONE FEDERAL STREET JOINT VENTURE, A MASSACHUSETTS GENERAL PARTNERSHIP FOR AN UNDIVIDED 50%; THE PRUDENTIAL INSURANCE COMPANY OF AMERICA FOR AN UNDIVIDED 50%]

A parcel of land lying in the Northwest 1/4 of Section 7, Township 2 South, Range 26 East, Jacksonville, Duval County, Florida, being more particularly described as follows:

COMMENCE at the intersection of the Easterly right of way line of Ellis Road (a 70 foot right of way as now established) with the Easterly prolongation of the South line of the Northwest 1/4 of the Northwest 1/4 of said Section (said line being also the Easterly prolongation of the Southerly line of Mays Subdivision, as recorded in Plat Book 6, Page 54 of the Current Public Records of said County, and the Northerly line of that 60 foot drainage easement described in agreement of September 2, 1964, between Seaboard Airline Railroad Company and the Board of County Commissioners of Duval County, Florida); from the Point of Reference thus described run thence North 00 35'55" East, along said Easterly right of way line of Ellis Road, a distance of 858.61 feet to a point for a POINT OF BEGINNING; thence continue North 00 35'55" East, along said right of way line, a distance of 464.39 feet to the point of intersection of said Easterly right of way line with the Southerly right of way line of 12th Street (formerly Mays Road, a 60 foot right of way as now established); thence North 89 15'10" East, along said Southerly right of way line, a distance of 435.99 feet to the point of intersection of said Southerly right of way line and the centerline of said drainage easement; thence South 00 35'55" West, along said centerline, a distance of 456.38 feet to a point; thence South 88 12'05" West, a distance of 436.25 feet to the POINT OF BEGINNING.

The lands thus described contain 4.292 acres, more or less, exclusive of the lands lying within said drainage easement.

DRAINAGE EASEMENT

A portion of the Northwest 1/4 of Section 7, Township 2 South, Range 26 East, Jacksonville, Duval County, Florida, as more particularly described as follows:
COMMENCE at the point of intersection of the Easterly right of way line of Ellis Road (a 70 foot right of way as now established) with the Easterly prolongation of the South line of the Northwest 1/4 of the Northwest 1/4 of said Section (said line being also the Easterly prolongation of the Southerly line of Mays Subdivision, as recorded in Plat Book 6, Page 34 of the Public Records of said County and the Northerly line of that 60 foot drainage easement described in agreement dated September 2, 1964, between Seaboard Airline Railroad Company and the Board of County Commissioners of Duval County, Florida); thence North 00 35'55" East, along said Easterly right of way line of Ellis Road, 858.61 feet, thence North 88 12'05" East, 120.00 feet to the POINT OF BEGINNING; thence continue North 88 12'05" East, 270.00 feet; thence South 00 35'55" East, 15.00 feet; thence South 88 12'05" West, 270.00 feet; thence North 00 35'55" West,
15.00 feet to the POINT OF BEGINNING.

Containing 0.0930 acres, more or less.

(Revised description for O.R.V. 5572, Pg. 1729
15 FOOT WATER LINE EASEMENT

A part of the Northwest 1/4 of Section 7, Township 2 South, Range 26 East, Duval County, Florida, lying 7.5 feet either side of the following described centerline: COMMENCING at the intersection of the Southerly right of way line of West 12th Street (a 60 foot right of way) with the Easterly right of way line of Ellis Road (a 70 foot right of way); thence South 00 35'55" West, along said Easterly right of way line of Ellis Road, a distance of 454.50 feet for a POINT OF BEGINNING of said centerline; thence North 89 24'05" East, a distance of
99.32 feet; thence North 44 24'05" East, a distance of 29.50 feet; thence North 89 24'05" East, a distance of 316.22 feet to a point situate in the centerline of that certain 60 foot County Drainage Easement (by agreement dated September 2, 1964) which lies South 00 35'55" East, a distance of 434.77 feet, as measured along said centerline of County Drainage Easement from said Southerly right of way line of West 12th Street and the terminus of said centerline.

                                     EXHIBIT A-26
                                   2001 NORTH ELLIS
                                   JACKSONVILLE, FL

[TITLE IS IN THE NAME OF ONE FEDERAL STREET JOINT VENTURE, A MASSACHUSETTS GENERAL PARTNERSHIP FOR AN UNDIVIDED 50%; THE PRUDENTIAL INSURANCE COMPANY OF AMERICA FOR AN UNDIVIDED 50%]

A parcel of land lying in the Northwest 1/4 of Section 7, Township 2 South, Range 26 East, Jacksonville, Duval County, Florida, being more particularly described as follows:

COMMENCE at the intersection of the Easterly right of way line of Ellis Road (a 70 foot right of way as now established) with the Easterly prolongation of the South line of the Northwest 1/4 of the Northwest 1/4 of said Section (said line also being the Easterly prolongation of the Southerly line of Mays Subdivision, as recorded in Plat Book 6, Page 54 of the Current Public Records of said County, and the Northerly line of that 60 foot drainage easement described in agreement of September 2, 1964 between Seaboard Airline Railroad Company and the Board of County Commissioners of Duval County, Florida). From the Point of Reference thus described, run South 00 35'55" West, along said Easterly right of way line of Ellis Road, a distance of 30.03 feet to a point on the Centerline of said drainage easement for a POINT OF BEGINNING; thence North 00 35'55" East, along said right of way line, a distance of 888.64 feet to a point; thence North 88 12'05" East, a distance of 436.25 feet to a point on the centerline of said drainage easement; thence South 00 35'55" West, along said centerline, a distance of 888.64 feet to an angle point in said centerline, thence South 88 12'05" West, along said centerline, a distance of 436.25 feet to the POINT OF BEGINNING.

The lands thus described contains 8.00 acres, more or less, exclusive of the lands lying within said drainage easement.

DRAINAGE EASEMENT

A portion of the Northwest 1/4 of Section 7, Township 2 South, Range 26 East, Jacksonville, Duval County, Florida, as more particularly described as follows:
COMMENCE at the point of intersection of the Easterly right of way line of Ellis Road (a 70 foot right of way as now established) with the Easterly prolongation of the South line of the Northwest 1/4 of the Northwest 1/4 of said Section (said line being also the Easterly prolongation of the Southerly line of Mays Subdivision, as recorded in Plat Book 6, Page 34 of the Public Records of said County and the Northerly line of that 60 foot drainage easement described in agreement dated September 2, 1964, between Seaboard Airline Railroad Company and the Board of County Commissioners of Duval County, Florida); thence North 00 35'55" East, along said Easterly right of way line of Ellis Road, 858.61 feet; thence North 88 12'05" East, 120.00 feet to the Point OF BEGINNING; thence continue North 88 12'05" East, 270.00 feet, thence South 00 35'55" East, 15.00 feet; thence South 88 12'05" West, 270.00 feet; thence North 00 35'55'' West,
15.00 feet to the POINT OF BEGINNING.

Containing 0.0930 acres, more or less.

                                      EXHIBIT B
                             ALLOCATION OF PURCHASE PRICE


PROJECT DESCRIBED                                ALLOCATED PRICE
                                                 $


                             100%                     50% for each owner

A-23  1720 LEWIS             2,965,818                1,482,909.00
A-24  2000 LEWIS             2,148,150                1,074,075.00
A-25  2155 NORTH ELLIS       2,880,359                1,440,179.50
A-26  2001 NORTH ELLIS       5,205,673                2,602,836.50

                                  FIRST AMENDMENT TO
                             PURCHASE AND SALE AGREEMENT


         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT ("First Amendment") is entered into as of July 7, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and The Prudential Insurance Company of America, a New Jersey corporation, and One Federal Street Joint Venture, a Massachusetts general partnership (jointly, "Seller").

                                       RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement, dated as of May 29, 1997 (the "Agreement"), for the purchase and sale of real property designated as "REAL ESTATE IN JACKSONVILLE FLORIDA" as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

         B. Buyer and Seller now desire to modify the Agreement as provided herein.

         C. Capitalized terms in this First Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

          1. DUE DILIGENCE PERIOD. The expiration date of the Due Diligence Period is extended from July 7, 1997 to and including July 22, 1997. In addition, the date "July 7, 1997" where it appears in Section 4.3 of the Agreement is deleted and replaced with the phrase "the end of the Due Diligence Period".

         2. CLOSING DATE. Seller acknowledges that the Closing Date has been extended until September 30, 1997 (i.e., the Option Closing Date) pursuant to Election Notice duly given by Buyer.

         3. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this First Amendment and the terms and conditions of the Agreement, the terms and conditions of this First Amendment shall govern and control the rights and obligations of the parties hereto.

         4. EFFECT OF FIRST AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

         5. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This First Amendment may be executed via telecopied signatures with original signatures to follow.

         IN WITNESS WHEREOF, Buyer and Seller have executed this First Amendment as of the date first above written.

                        BUYER

                        MERIDIAN INDUSTRIAL TRUST, INC.,
                        a Maryland corporation


                        By:
                             ------------------------------

                        Its:
                             ------------------------------



                        SELLER

                        THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


                        By:
                             ------------------------------
                             Bernard C. Buchholz
                        Its: Vice President


                        ONE FEDERAL STREET JOINT VENTURE,
                        a Massachusetts general partnership

                        By: The Prudential Insurance Company Of America, a New Jersey corporation
                        Its: General Partner


                             By:
                                  ------------------------------
                                  Bernard C. Buchholz
                             Its: Vice President

                                 SECOND AMENDMENT TO
                             PURCHASE AND SALE AGREEMENT


         THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Second Amendment") is entered into as of July 22, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and The Prudential Insurance Company of America, a New Jersey corporation, and One Federal Street Joint Venture, a Massachusetts general partnership (jointly, "Seller").

                                       RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, and that certain First Amendment thereto dated as of July 7, 1997 (the "First Amendment") (jointly the "Agreement"), for the purchase and sale of real property designated "REAL ESTATE IN JACKSONVILLE FLORIDA", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

         B. Buyer and Seller now desire to modify the Agreement as provided herein.

         C. Capitalized terms in this Second Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

         1. DUE DILIGENCE PERIOD. The expiration date of the Due Diligence Period is extended from July 22, 1997 to and including August 5, 1997.


         2. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Second Amendment and the terms and conditions of the Agreement, the terms and conditions of this Second Amendment shall govern and control the rights and obligations of the parties hereto.

         3. EFFECT OF SECOND AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

         4. COUNTERPARTS. This Second Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Second Amendment may be executed via telecopied signatures with original signatures to follow.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Second Amendment as of the date first above written.

                        BUYER

                        MERIDIAN INDUSTRIAL TRUST, INC.,
                        a Maryland corporation


                        By:
                             ------------------------------
                             Robert A. Dobbin
                             Secretary


                        SELLER

                        THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


                        By:
                             ------------------------------
                             Bernard C. Buchholz
                        Its: Vice President


                        ONE FEDERAL STREET JOINT VENTURE,
                        a Massachusetts general partnership

                        By: The Prudential Insurance Company Of America, a New Jersey corporation
                        Its: General Partner


                             By:
                                  ------------------------------
                                  Bernard C. Buchholz
                             Its: Vice President

                                  THIRD AMENDMENT TO
                             PURCHASE AND SALE AGREEMENT


         THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Third Amendment") is entered into as of August 5, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and The Prudential Insurance Company of America, a New Jersey corporation, and One Federal Street Joint Venture, a Massachusetts general partnership (jointly, "Seller").

                                       RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, that certain First Amendment thereto dated as of July 7, 1997, and that certain Second Amendment thereto dated July 22, 1997 (collectively, the "Agreement"), for the purchase and sale of real property designated "REAL ESTATE IN JACKSONVILLE FLORIDA", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

         B. Buyer and Seller now desire to modify the Agreement as provided herein.

         C. Capitalized terms in this Third Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

         1. DUE DILIGENCE PERIOD. The expiration date of the Due Diligence Period is extended from August 5, 1997 to and including August 20, 1997.

         2. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Third Amendment and the terms and conditions of the Agreement, the terms and conditions of this Third Amendment shall govern and control the rights and obligations of the parties hereto.

         3. EFFECT OF THIRD AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

         4. COUNTERPARTS. This Third Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Third Amendment may be executed via telecopied signatures with original signatures to follow.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Third Amendment as of the date first above written.

                        BUYER

                        MERIDIAN INDUSTRIAL TRUST, INC.,
                        a Maryland corporation


                        By:
                             ------------------------------
                             Robert A. Dobbin
                        Its: Secretary


                        SELLER

                        THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


                        By:
                             ------------------------------
                             Bernard C. Buchholz
                        Its: Vice President


                        ONE FEDERAL STREET JOINT VENTURE,
                        a Massachusetts general partnership

                        By: The Prudential Insurance Company Of America, a New Jersey corporation
                        Its: General Partner


                             By:
                                  ------------------------------
                                  Bernard C. Buchholz
                             Its: Vice President

                                 FOURTH AMENDMENT TO
                             PURCHASE AND SALE AGREEMENT


         THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Fourth Amendment") is entered into as of August 20, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and The Prudential Insurance Company of America, a New Jersey corporation, and One Federal Street Joint Venture, a Massachusetts general partnership (jointly, "Seller").

                                       RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, that certain First Amendment thereto dated as of July 7, 1997, that certain Second Amendment thereto dated July 22, 1997, and that certain Third Amendment thereto dated August 5, 1997 (collectively, the "Agreement"), for the purchase and sale of real property designated "REAL ESTATE IN JACKSONVILLE FLORIDA", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

         B. Buyer and Seller now desire to modify the Agreement as provided herein.

         C. Capitalized terms in this Fourth Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

         1. DUE DILIGENCE PERIOD. The expiration date of the Due Diligence Period is extended from August 20, 1997 to and including September 5, 1997.

         2. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Fourth Amendment and the terms and conditions of the Agreement, the terms and conditions of this Fourth Amendment shall govern and control the rights and obligations of the parties hereto.

         3. EFFECT OF FOURTH AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

         4. COUNTERPARTS. This Fourth Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Fourth Amendment may be executed via telecopied signatures with original signatures to follow.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Fourth Amendment as of the date first above written.

                        BUYER

                        MERIDIAN INDUSTRIAL TRUST, INC.,
                        a Maryland corporation


                        By:
                             ------------------------------
                             Robert A. Dobbin
                        Its: Secretary


                        SELLER

                        THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


                        By:
                             ------------------------------
                             Bernard C. Buchholz
                        Its: Vice President


                        ONE FEDERAL STREET JOINT VENTURE,
                        a Massachusetts general partnership

                        By: The Prudential Insurance Company Of America, a New Jersey corporation
                        Its: General Partner


                             By:
                                  ------------------------------
                                  Bernard C. Buchholz
                             Its: Vice President

                                  FIFTH AMENDMENT TO
                             PURCHASE AND SALE AGREEMENT


         THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Fifth Amendment") is entered into as of September 5, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and The Prudential Insurance Company of America, a New Jersey corporation, and One Federal Street Joint Venture, a Massachusetts general partnership (jointly, "Seller").

                                       RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, that certain First Amendment thereto dated as of July 7, 1997, that certain Second Amendment thereto dated July 22, 1997, that certain Third Amendment thereto dated August 5, 1997, and that certain Fourth Amendment thereto dated August 20, 1997 (collectively, the "Agreement"), for the purchase and sale of real property designated "REAL ESTATE IN JACKSONVILLE FLORIDA", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

         B. Buyer and Seller now desire to modify the Agreement as provided herein.

         C. Capitalized terms in this Fifth Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

         1. DUE DILIGENCE PERIOD. The expiration date of the Due Diligence Period is extended from September 5, 1997 to and including September 15, 1997.

         2. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Fifth Amendment and the terms and conditions of the Agreement, the terms and conditions of this Fifth Amendment shall govern and control the rights and obligations of the parties hereto.

         3. EFFECT OF FIFTH AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

         4. COUNTERPARTS. This Fifth Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Fifth Amendment may be executed via telecopied signatures with original signatures to follow.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Fifth Amendment as of the date first above written.

                        BUYER

                        MERIDIAN INDUSTRIAL TRUST, INC.,
                        a Maryland corporation


                        By:
                             ------------------------------
                             Jaime Suarez
                        Its: Vice President


                        SELLER

                        THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


                        By:
                             ------------------------------
                             Bernard C. Buchholz
                        Its: Vice President


                        ONE FEDERAL STREET JOINT VENTURE,
                        a Massachusetts general partnership

                        By: The Prudential Insurance Company Of America, a New Jersey corporation
                        Its: General Partner


                             By:
                                  ------------------------------
                                  Bernard C. Buchholz
                             Its: Vice President

                                  SIXTH AMENDMENT TO
                             PURCHASE AND SALE AGREEMENT


         THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Sixth Amendment") is entered into as of September 8, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and The Prudential Insurance Company of America, a New Jersey corporation, and One Federal Street Joint Venture, a Massachusetts general partnership (jointly, "Seller").

                                       RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, that certain First Amendment thereto dated as of July 7, 1997, that certain Second Amendment thereto dated July 22, 1997, that certain Third Amendment thereto dated August 5, 1997, that certain Fourth Amendment thereto dated August 20, 1997, and that certain Fifth Amendment thereto dated September 5, 1997 (collectively, the "Agreement"), for the purchase and sale of real property designated "REAL ESTATE IN JACKSONVILLE FLORIDA", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

         B. Buyer and Seller now desire to modify the Agreement as provided herein.

         C. Capitalized terms in this Sixth Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

         1. PURCHASE PRICE ADJUSTMENT. The total Purchase Price for the Property is reduced to Twelve Million Five Hundred Ninety-Seven Thousand Three Hundred Thirty-Five and No/100 Dollars ($12,597,335.00), and shall be allocated between the projects comprising the Property as set forth on EXHIBIT A attached hereto.

         2. LEASE ADJUSTMENT REIMBURSEMENT. Buyer acknowledges that the Purchase Price for the projects identified as 2001 North Ellis and 1720 Lewis on EXHIBIT A hereto have been reduced by the amount of One Hundred Seventy-Two Thousand Eight Hundred Ninety-Five and No/100 Dollars ($172,895.00) and One Hundred Seventy Thousand Two Hundred Ninety-Five and No/100 Dollars ($170,295.00), respectively, for the reason that GATX Logistics has not renewed its existing Leases or entered into new Leases at such projects prior to Closing. In the event GATX Logistics either: (a) renews one or both of its existing Leases, or (b) executes a new Lease at either or both projects, in either case for a term of not less than three (3) years at market rental rates, on or before the date that is five (5) months after the expiration date of such existing Lease(s), Buyer shall reimburse either or both of the above amounts to Seller, as appropriate, without interest, within thirty (30) days following the date of execution of such Lease renewal(s) or new Lease(s).

         3. REAL PROPERTY. Section 1.1 of the Agreement is hereby amended by inserting the words "EXHIBIT A and" in the second line thereof after the phrase "more particularly described in".

         4. DESIGNATED EMPLOYEES. Buyer and Seller hereby acknowledge and agree that the persons to be listed on EXHIBIT P to the Agreement, which persons comprise the "Designated Employees" in accordance with Section 8.3.3 of the Agreement for all projects comprising the Property, are those persons set forth on EXHIBIT B attached hereto.

         5. ENVIRONMENTAL REPORTS OR SURVEYS. Buyer acknowledges that Seller has advised Buyer of the existence of those certain environmental reports or surveys relating to the Property listed on EXHIBIT C attached hereto, which replaces EXHIBIT Q to the Agreement.

         6. ASSIGNMENT OF OPERATING AGREEMENTS. Notwithstanding the terms and provisions of those certain Assignments of Operating Agreements to be executed by Buyer and Seller with respect to each project comprising the Property (the "Assignments") pursuant to the Agreement, Seller and Buyer hereby agree that only those operating agreements set forth on SCHEDULE A to any such Assignment that are cancellable upon thirty (30) days' notice shall be assigned by Seller and assumed by Buyer pursuant to any such Assignment. The assignment and assumption of any operating agreement listed on any such SCHEDULE A which is not so cancellable shall be void AB INITIO. The terms and provisions of this Paragraph 6 of this Sixth Amendment shall survive the Closing.

         7. DIRECTED CONVEYANCE. As an accommodation to Buyer, Seller shall at Closing convey all projects comprising the Property designated on EXHIBIT A hereto to EASTGROUP PROPERTIES, L.P., a Delaware limited partnership ("Eastgroup"), and Escrow Agent shall provide for execution of the closing/settlement statements for such projects by Buyer, Seller and Eastgroup.

         8. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Sixth Amendment and the terms and conditions of the Agreement, the terms and conditions of this Sixth Amendment shall govern and control the rights and obligations of the parties hereto.

         9. EFFECT OF SIXTH AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

         10. COUNTERPARTS. This Sixth Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Sixth Amendment maybe executed via telecopied signatures with original signatures to follow.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Sixth Amendment as of the date first above written.


                        BUYER

                        MERIDIAN INDUSTRIAL TRUST, INC.,
                        a Maryland corporation


                        By:
                             ------------------------------
                             Robert A. Dobbin
                        Its: Secretary


                        SELLER

                        THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


                        By:
                             ------------------------------
                             Bernard C. Buchholz
                        Its: Vice President


                        ONE FEDERAL STREET JOINT VENTURE,
                        a Massachusetts general partnership

                        By: The Prudential Insurance Company Of America, a New Jersey corporation
                        Its: General Partner


                             By:
                                  ------------------------------
                                  Bernard C. Buchholz
                             Its: Vice President

                              PURCHASE PRICE ALLOCATIONS



    PROPERTY/PROJECT                                  PRICE ($)


1720 Lewis                                            2,911,189
2000 Lewis                                            2,136,670
2155 North Ellis                                      2,856,797
2001 North Ellis                                      4,692,679
                                                      ---------

                                                 Total  12,597,335